UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

AMENDMENT NO. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) March 28, 2003

TERRA NOSTRA TECHNOLOGY LTD
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-49631 (Commission File Number)	86-0875500 (IRS Employer Identification Number No.)

2160, de la Montagne, suite 720, Montreal (Quebec) H3G 2T3
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (514) 845-7756

TERRA NOSTRA RESOURCES LTD
(Former name or former address, if changed since last report)

ITEM 1. Changes in Control of Registrant.

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

A. Name Change. In connection with the acquisition of Corporation CCIP inc. ("CCIP"), discussed below Terra Nostra Resources Ltd. (the "Company") changed its name to Terra Nostra Technology Ltd, effective on April 2, 2003, which change was approved by the written consent of a majority of the outstanding shares of the Company's common stock. On April 2, 2003, the Company filed with the Secretary of the State of Nevada a Certificate of Amendment to its Articles of Incorporation (the "Amendment to the Articles"), which included this change to the Company's name. A copy of the Amendment to the Articles is filed with this Current Report on Form 8-K as Exhibit 3(iii).

B. On March 26, 2003, the Company entered into a Share Exchange Agreement whereby it acquired all of the issued and outstanding shares of capital stock of CCIP, which consists of 100 Class A shares and 115,000 Class B shares (the "Acquisition"). Under the terms of the Acquisition, fifteen million (15,000,000) common shares of the Company's Stock were issued to the shareholders of CCIP for a value of 9,000,000 $ US or 0.60 $ per share. The issuance and delivery of the Company's shares pursuant to the Acquisition will take place on April 4, 2003.

CCIP is one of the only two corporations offering viral bio insecticides produced by them on the North American market. CCIP owns the rights on three viral bio insecticides products registered in Canada and in United States.

One of these registered products is used to control the American, European and Asian gypsy moth. It is the only viral bio insecticide for gypsy moth on the market and offers a significant cost savings versus chemicals products. The products produced by CCIP are natural and do not interfere in the biology of the plants or other animals or insects.

CCIP's products developed for the North American market are very promising for the international market. The South American and Asian markets are particularly interesting for agricultural products since very often the devastating insects from those regions are similar to those in North American. The first product in that will be commercialized in Asia is Disparvirus, which is used against the gypsy moth. CCIP believes that this product can be adapted for the use in other country in the world. CCIP has the capacity and expertise to develop other viral bio insecticide for specific needs.

The Company has now completed the audit of CCIP and preparation of the required pro forma financial statements and is filing such financial statements as an Exhibit to this Amendment No. 1 to Form 8-K. At the time that the original Form 8-K was filed with the Securities and Exchange Commission on April 2, 2003, it was not possible to file audited financial statement of CCIP or pro form financial statements showing the effects of the acquisition of CCIP by the Company.

2

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants' Certifying Amendments

Not Applicable

ITEM 5. Other Event and Regulation FD Disclosure

Not Applicable

ITEM 6. Resignation of Registrants' Directors

Not Applicable

ITEM 7. Financial Statements and Exhibits

See Item 2 above.

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 4th, 2003

TERRA NOSTRA TECHNOLOGY LTD
By: /s/ Regis Bosse Name: Régis Bossé Title: President

3

CORPORATION CCIP INC.

Interim financial statements
And
Auditor's report

March 27, 2003

4

CORPORATION CCIP INC.

Interim financial statements
And
Auditor's report

March 27, 2003
_______________________________________________________________________________________________

AUDITOR'S REPORT	F-1
BALANCE SHEET	F-2
STATEMENT OF SHAREHOLDER'S EQUITY	F-3
STATEMENT OF INCOME	F-4
CASH FLOW STATEMENT	F-5
NOTES TO THE FINANCIAL STATEMENTS	F-6

5

Auditor's report

To the director of
CORPORATION CCIP INC.

I have audited the balance sheet of corporation CCIP INC. as at March 27, 2003 and the statements of income, shareholder's equity and cash flows for the period of nine (9) months then ended. These financial statements are the responsibility of the company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that I plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, these financial statements present fairly, in all material respects, the financial position of the company as at March 27, 2003 and the results of its operations and its cash flows for the period of nine (9) months then ended in accordance with generally accepted accounting principles in the United States of America.

(S) Roger Morin CA

Chartered accountant

Lachine
June 2, 2003

CORPORATION CCIP INC. Balance sheet (Expressed in U.S dollars) March 27, 2003
	Notes	2003
		$
Assets

Current

Cash		7 435
Receivables	3	12 970
Prepaid expenses		3 007

		23 412

Capital assets	1-4	79 927

		103 339

Liabilities

Current

Accounts payable	5	21 375
Deferred income		19 352
Due to an another company, without interest or fixed repayment conditions		11 622

		52 349

Due to a director, without interest or fixed repayment conditions		801

Shareholder's equity

Share capital	6	66
Other comprehensive income		(1 461)
Contributed surplus		75 370
Deficit		(23 786)

		50 189

		103 339

Audit- See Auditor's report
See accompanying notes to the financial statements

CORPORATION CCIP INC. Statement of shareholder's equity (Expressed in U.S. dollars) For the nine (9) months period ended March 27, 2003
	Common shares (number)	Common shares (amount)	Cumulative deficit	2003 (9 months)
		$	$	$

Shares issued for cash	115 100	66	-	66

Change in foreign currency translation adjustment	-	-	-	(1 461)

Contributed surplus	-	-	-	75 370

Net loss	-	-	(23 786)	(23 786)

	115 100	66	(23 786)	50 189

Audit- See Auditor's report
See accompanying notes to the financial statements

CORPORATION CCIP INC. Statement of income (Expressed in U.S. dollars) For the nine (9) months period ended March 27, 2003
2003 (9 months)
$

Sales and other revenue

Sales	37 280
Grant	10 386

47 666

Operating expenses

Purchases	5 270
Salaries and fringe benefits	13 166
Rent	5 090
Office expenses	681
Professional fees	2 198
Entertainment	390
Telecommunications	876
Transportation	7 553
Travelling	2 828
Advertising and promotion	104
Taxes and permits	6
Insurance	177
Maintenance and repairs	483
Energy	1 843
Management fees	23 784
Depreciation capital assets	6 480
Bank charges	523

71 452

(Net loss)	(23 786)

Audit- See Auditor's report
See accompanying notes to the financial statements

CORPORATION CCIP INC. Cash flow statement (Expressed in U.S. dollars) For the nine (9) months period ended March 27, 2003
	Notes	2003 (9 months)
$

Operating activities

(Net loss)		(23 786)
Adjustments for:
Depreciation expense		6 480

(17 306)

Net changes in non-cash working capital items	7	36 372

19 066

Financing activities

Other comprehensive income		(1 461)
Contributed surplus		75 370
Issue of shares capital		66
Increase of due to director		801

74 776

Investing activities

Acquisition of capital assets		(86 407)

Cash increase		7 435

Cash, beginining of period		-

Cash, end of period		7 435

Audit- See Auditor's report
See accompanying notes to the financial statements

CORPORATION CCIP INC.
(Expressed in U.S. dollars)
Notes to the financial statements
March 27, 2003

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  This summary of significant accounting policies of Corporation CCIP Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements are stated in United States of America dollars

  Use of estimates

  In conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of revenue and expenses during the year. Actual results could differ from these estimates.

  Comprehensive income

  Other comprehensive income is comprised of changes to shareholder's equity, other than contributions from or distributions to shareholder's, excluded from the determination of net income under accounting principles generally accepted in the United States. The Company's other comprehensive income is comprised of unrealised foreign currency translation gains and losses. Comprehensive income is presented in the Company of shareholder's equity.

  Foreign currency translation

  The Company uses the Canadian dollar as its functional currency. Monetary assets and liabilities are translated at the exchange rate in effect at the balance sheet date and non-monetary assets and liabilities at the exchange rates in effect at the time of the acquisition or issue. Items appearing in the statement of income, except for cost of inventories and depreciation, are translates at average period rates. Exchanges gains and losses are included in the statements of shareholder's equity.

  Capital assets

  Capital assets are recorded at cost less accumulated depreciation. Depreciation is applied on the declining balance basis to write off the cost of capital assets over their estimated lives are as follows:
Office furniture Production equipment	20% 20%

  CORPORATION CCIP INC.
  (Expressed in U.S. dollars)
  Notes to the financial statements
  March 27, 2003

  Deferred income taxes

  The company follows the assets and liability method of accounting for income taxes, whereby deferred tax assets and liabilities are recognized for the expected deferred tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. A valuation allowance is required when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

  Financial instruments

  The Company's financial instruments consist of cash, receivables, prepaid expenses, accounts payable, accrued liabilities, deferred income and amount due to another company and to a director. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying value, unless otherwise noted.

  NATURE OF OPERATIONS

The company was incorporated under part 1 A of the Quebec companies act of May 9, 2002 and operations began on July 1th, 2002. The company's business consist in the breeding of insects for animal industry and to produce viral bio-insecticides destined for cultures and forests.

3. RECEIVABLES	2003
$

Trade	12 821
Grant	149

12 970

4. CAPITAL ASSETS		2003
	Cost	Accumulated	Net book
		Depreciation	Value
	$	$	$

Office furniture	3 867	290	3 577
Production equipment	82 540	6 190	76 350

	86 407	6 480	79 927

CORPORATION CCIP INC.
(Expressed in U.S. dollars)
Notes to the financial statements
March 27, 2003

5. ACCOUNTS PAYABLE	2003
$

Trade	4 794
Accrued liabilities	2 051
Wages and fringe benefits	5 701
Sales tax	8 829

21 375

6. SHARE CAPITAL

Authorized

Unlimited number of class "A" shares, voting, participating, without par value.

Unlimited number of class "B" shares, non-voting, participating, without par value.

Unlimited number of class "C" shares, voting, non participating, redeemable at issuance price, without par value.

Unlimited number of class "D" shares, non-voting, non participating, with fixed preferred and non cumulative dividend of 1 % per month, redeemable at issuance price, without par value.

Unlimited number of class "E" shares, non-voting, non participating, with fixed preferred and non cumulative dividend of 0,75 % per month, redeemable at issuance price, without par value.

Unlimited number of class "F" shares, non-voting, non participating, with fixed preferred and cumulative dividend of 1/12 per month of the preferred bank rate of the company, redeemable at issuance price, without par value.

2003
Issued	$

100 class " A " shares	65
115 000 class " B " shares	1

66

CORPORATION CCIP INC.
(Expressed in U.S. dollars)
Notes to the financial statements
March 27, 2003

7. NET CHANGES IN NON-CASH WORKING CAPITAL ITEMS	2003
$

Accounts receivable	(12 970)
Prepaid expenses	(3 007)
Accounts payable	21 375
Deferred income	19 352
Due to an another company	11 622

36 372

8. RELATED PARTY TRANSACTIONS

During the period, a shareholder (director) provided services totalling $ 18 614.

TERRA NOSTRA TECHNOLOGY LTD.
(A Development Stage Company)
Pro-forma Financial Statements
(Expressed in U.S. Dollars)
December 31, 2002

CONTENTS

Page
Unaudited Pro-forma Consolidated Balance Sheet	F-11
Unaudited Pro-forma Consolidated Statements of Operations	F-13
Notes to the Unaudited Pro-forma Consolidated Financial Statements	F-14

TERRA NOSTRA TECHNOLOGY LTD.
(A Development Stage Company)
Unaudited Pro-forma Consolidated Balance Sheet
(Expressed in U.S. Dollars)
December 31, 2002

The following unaudited pro-forma consolidated balance sheet, and unaudited pro-form consolidated statement of operations have been derived from the audited balance sheets of Terra Nostra Technology Ltd. and the unaudited balance sheets of Corporation CCIP Inc. as at December 31, 2002 and the audited statements of operations of Terra Nostra Technology Ltd. for the year ended December 31, 2002 and the unaudited statements of operations of Corporation CCIP Inc. for the period ended December 31, 2002. The unaudited pro-forma consolidated balance sheet adjusts the foregoing balance sheets to give effect to the acquisition of Corporation CCIP Inc. by Terra Nostra Technology Ltd. as if it had occurred on December 31, 2002. The unaudited pro-forma consolidated statement of operations adjusts the foregoing statements of operations to give effect the acquisition of Corporation CCIP Inc. by Terra Nostra Technology Ltd. as if it had occurred on January 1, 2003. These unaudited pro-forma consolidated financial statements are presented for information purposes only, and do not purport to be indicative of the statement of financial position or the results of operations that actually would have resulted if this acquisition had been consummated on the foregoing dates, or which may result from future operations.

The unaudited pro-forma consolidated financial statements should be read in conjunction with the note thereto and Terra Nostra Technology Ltd. and Corporation CCIP Inc. financial statements and related notes contained elsewhere in this 8-K filing.
	Terra Nostra Technology Ltd.	Corporation CCIP Inc.	Note	Pro-forma Adjustments	Pro-forma Consolidated
Assets	$	$		$	$
Current
Cash	2 665	840	1	-	3 505
Receivables and prepaids	10 711	11 619	1	-	22 330
Capital	-	79 927	1	-	79 927
Goodwill	-	-	1	8 949 811	8 949 811
	13 376	92 386		8 949 811	9 055 573
LIABILITIES
Current
Payables and accruals	156 253	11 764	1	-	168 017
Due to stockholders		72	1	-	72
Future site restoration	4 484	-	1	-	4 484
	160 737	11 836		-	172 573
STOCKHOLDERS' EQUITY
Capital stock	150 710	66	1	8 999 934	9 150 710
Other comprehensive income		(1 461)		1 461
Contributed surplus		75 370		(75 370)
Retained earnings
Deficit accumulated) during Development Stage	(298 071)	6 575	1	23 786	(267 710)
	(147 361) 13 376	80 550 92 386		8 949 811 8 949 811	8 883 000 9 055 573

F-11 to F-12

TERRA NOSTRA TECHNOLOGY LTD.
(A Development Stage Company)
Unaudited Pro-forma Consolidated Statement of Operations
(Expressed in U.S. Dollars)
Year Ended December 31, 2002

	Terra Nostra Technology Ltd.	Corporation CCIP Inc.	Note	Pro-forma Consolidated
	$	$	$	$
Sales & other revenues
Petroleum & natural gas (net of royalties)	5 937	-	1	5 937
Sales and grant		41 940	1	41 940
Less:
Related costs (including depletion and impairment)	(12 222)	-	1	(12 222)
	(6 285)	41 940		35 655
Expenses:
Legal	24 807	-	1	24 807
Consulting fees	88 353	5 071	1	93 424
Other administration expenses	108 135	30 294	1	138 429
	221 295	35 365		256 660
Net income (loss)	(227 580)	6 575		(221 005)

TERRA NOSTRA TECHNOLOGY LTD.
(A Development Stage Company)
Notes to the Unaudited Pro-forma Consolidated Financial Statements
(Expressed in U.S. Dollars)
December 31, 2002

  ACQUISITION

On March 26, 2003, the company agreed to acquire all of the issued and outstanding shares of Corporation CCIP Inc., an Quebec corporation with its principal offices located in Charlesbourg, Quebec, Canada, in exchange for 15 000 000 shares of common stock in the company.

The agreement was approved by a majority of the shareholders of both, the company and Corporation CCIP Inc. on March 26, 2003.

For the purposes of these pro-forma financial statements, this acquisition will be recorded as follows:
Net identifiable assets acquired:
Cash	7 435
Receivables and prepaids	15 977
Capital assets	79 927
Payables and accrual	( 21 375)
Due to shareholders	(801)
Deferred revenue	( 19 352)
Due to an another company	( 11 622)
Value of net assets acquired	50 189

Implied value of goodwill	8 949 811
Consideration	9 000 000
15 000 000 shares	9 000 000 $